UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STUBHUB HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! STUBHUB HOLDINGS, INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 P.M. ET STUBHUB HOLDINGS, INC. 175 GREENWICH STREET, 59TH FLOOR NEW YORK, NEW YORK 10007 ATTENTION: SECRETARY V94660-P51813 You invested in STUBHUB HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2026. Get informed before you vote View the Notice, Proxy Statement, and Annual Report to Stockholders online OR you can receive a free paper or email copy of the materials by requesting prior to June 9, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 23, 2026 1:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/STUB2026 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the 2026 Annual Meeting, as well as for information regarding how to vote online, by phone or by mail before the meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Eric H. Baker 02) Mark Streams 03) Sameer Bhargava 04) Jeffrey Blackburn 05) Rajini Sundar Kodialam 06) Jeremy Levine 07) Thomas A. Patterson 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. 4. To approve, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. NOTE: I authorize the proxies to vote according to their discretion on any other matters that are properly presented before the Annual Meeting or any adjournment or postponement thereof. For All For For Years Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94661-P51813